Delaware Group Premium Fund
                       Social Awareness Series

             Supplement to Prospectuses dated May 1, 2000

  The following replaces the information under the section of the Prospectus entitled "Portfolio managers" for Social
  Awareness Series.

  Vantage Investment Advisors began managing the Series in 1997. Effective as of May 1, 2000, Vantage's quantitative portfolio management team has primary responsibility for the day-to-day management of the Series. Vantage's investment team makes all recommendations and decisions regarding the purchase and sale of individual securities.